                         GREEN TREE FINANCIAL CORPORATION
                       NET INTEREST MARGIN TRUST 1995-A
                                 AUGUST, 1995
                          PAYMENT SEPTEMBER 15, 1995
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                          CUSIP #             393534AC6
                                          Trust Account #     33-34309-0
                                          Distribution Date:  September 15, 1995


Securitized Net Interest Margin
-------------------------------                                      Per $1,000
Certificates                                                          Original
------------                                                         ----------
1.  Amount Available                          7,965,777.46

Interest

2.  Aggregate Interest                        1,802,089.29           5.85093925

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                          1,802,089.29

Principal

6.  Current month's principal
    distribution                              6,163,688.17          20.01197458

7.  Remaining outstanding principal
    balance                                 292,113,159.19          948.4193480
    Pool Factor                                  .94841935

8.  Present value of the projected
    remaining aggregate cashflows of
    the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date             379,064,966.92

9.  Aggregate amount on deposit
    in reserve fund                           7,505,012.33

10. Aggregate principal balance of
    loans refinanced by Green Tree
    Financial                                    13,398.35

11. Weighted average CPR                             6.54%

12. Weighted average CDR                             0.40%

13. Annualized net loss percentage                   0.14%

14. Delinquency    30-59 day                         0.87%
                   60-89 day                         0.29%
                   90+ day                           0.28%
                   Total 30+                         1.44%

                       GREEN TREE FINANCIAL CORPORATION
                           NET INTEREST MARGIN TRUST
                                  AUGUST 1995
                          PAYMENT SEPTEMBER 15, 1995

                                              Fee Assets
                         ----------------------------------------------------
                          Guarantee            Inside             Fee Asset
                             Fees               Refi                Total
                         ------------         ---------          ------------
GTFC 1994-5                779,234.59               .00            779,234.59
GTFC 1994-6                883,975.58          1,128.22            885,103.80
GTFC 1994-7                604,655.42               .00            604,655.42
GTFC 1994-8                869,104.29               .00            869,104.29
GTFC 1995-1                798,458.37               .00            798,458.37
GTFC 1995-2                       .00               .00                   .00
GTFC 1995-3              1,018,250.74               .00          1,018,250.74
GTFC 1995-4                791,237.40               .00            791,237.40
GTFC 1995-5                       .00               .00                   .00
                         ------------          --------          ------------
                         5,744,916.39          1,128.22          5,746.044.61

Total amount of Guarantee Fees and Inside
 Refinanced Payments                                             5,746,044.61

Payment on Finance 1 Note                                        5,746,044.61

Allocable to Interest (current)                                  1,321,995.63

Allocable to accrued but unpaid Interest                                  .00

Accrued and unpaid Trustee Fees                                           .00

Allocable to Principal                                           4,424,048.98

Finance 1 Note Principal Balance                               214,389,020.71

                       GREEN TREE FINANCIAL CORPORATION
                           NET INTEREST MARGIN TRUST
                                  AUGUST 1995
                           PAYMENT SEPTEMBER 15,1995

                                      Inside
                     Residual          Refi             Total
                   ------------       -------        ------------
GTFC 1994-5                 .00           .00                 .00
GTFC 1994-6                 .00           .00                 .00
GTFC 1994-7                 .00           .00                 .00
GTFC 1994-8                 .00           .00                 .00
GTFC 1995-1                 .00           .00                 .00
GTFC 1995-2          899,154.66           .00          899,154.66
GTFC 1995-3                 .00           .00                 .00
GTFC 1995-4          165,163.55           .00          165,163.55
GTFC 1995-5        1,155,414.64           .00        1,155,414.64
                   ------------       -------        ------------
                   2,219,732.85           .00        2,219,732.85

Total Residual and Inside Refinance Payments         2,219,732.85
